UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

April 21, 2003

Date of Report (Date of Earliest Event Reported)

CENTER FINANCIAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

California	000-50050	52-2380548
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employee Identification No.)

3435 Wilshire Boulevard, Suite 700, Los Angeles, California 90010

(Address of Principal Executive Offices)

(Zip Code)

(213) 251-2222

(Registrant’s Telephone Number including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)    Exhibits

99.1 Press release concerning earnings for March 31, 2003 calendar quarter.

Item 9.    Regulation FD Disclosure.

On April 21, 2003, Center Financial Corporation issued a press release announcing its results of operations and financial condition as of and for the first quarter of 2003. This information is being furnished pursuant to “Item 12. “Results of Operations and Financial Condition” of Form 8-K. A copy of the press release is furnished herewith as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: April 23, 2003	CENTER FINANCIAL CORPORATION

	By:	/s/ Y.H. KIM
Y. H. Kim Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description	Page

99.1	Press release concerning earnings for March 31, 2003 calendar quarter.	5

4